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                                    EXHIBIT 10(B)
                                 CONSENT OF ATTORNEYS



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Freedman, Levy, Kroll & Simonds





                                      CONSENT OF
                           FREEDMAN, LEVY, KROLL & SIMONDS


     We hereby consent to the reference to our firm under the caption "Legal Matters" in the prospectus contained in Post-Effective Amendment No. 3 to the Form N-4 Registration Statement of Glenbrook Life Multi-Manager Variable Account (File No. 333-00999).




                              FREEDMAN, LEVY, KROLL & SIMONDS


Washington, D.C.
March 27, 1998